UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 2006

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)



           Nevada                     98-0432681              333-119034
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(State or other jurisdiction       (Commission File         (IRS Employer
       of incorporation)               Number)            Identification No.)




                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
               Suite 600 - 666 Burrard St., Park Place, Vancouver,
                        British Columbia, Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Acquisition Agreement with Henan Furen Huaiqingtang  Pharmaceuticals  Co. Ltd

     On September 3 and September 7, 2006, China Health Holdings, Inc. (the "Company") executed a Definitive Acquisition Agreement (the "Agreement") with Shaanxi Meichen Pharmaceuticals Co. Ltd ("SMCP"), Ms. Chen Meiying, President/CEO, and the shareholders of SMCP (the "Sellers). Pursuant to the Agreement, the Company has agreed to acquire and the Sellers have agreed to sell, 100% of the issued and outstanding stock of SMCP at an aggregate purchase price of $24,800,000 (RMB). The purchase price is payable as follows: (i) 80% of the purchase price payable in shares of common stock of the Company, based on the average closing price of the Company's common stock, as reported on the OTCBB for the five (5) day period prior to the closing date of the acquisition transaction; and (ii) 20% of the purchase price payable in cash within 30 days after the closing of the transaction.

     The parties have agreed to use their best efforts to complete the transactions contemplated by the Agreement within 30 business days from the execution of the Agreement. Prior to closing, however, all closing conditions, including, but not limited to, the completion of satisfactory legal and financial due diligence, as well as the delivery of stock certificates to the Company evidencing the ownership of the Sellers of the shares of SMCP must be satisfied. No material relationship exists between the Sellers and the Company and/or its affiliates, directors, officers or any associate of an officer or director.

     SMCP is a China FDA certified GMP standards pharmaceutical drug manufacturer based in Shaanxi, PR China. SMCP which has a total list of 27 China-FDA certified pharmaceutical drugs that are distributed to China-FDA Licensed Hospitals and drug stores across the Shaanxi province and across PR China.

     On September 18, 2006, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is filed with this current Report on Form 8-K as Exhibit 99.1.


ITEM 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

Exhibit
Number     Description
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10.1      Acquisition  Definitive  Agreement by and among China Health Holdings,
          Inc., Shaanxi Meichen Pharmaceuticals Co. Ltd., Chen Meiying and the shareholders of Shaanxi Meichen Pharmaceutical Co. Ltd dated as of September 3 and September 7, 2006

99.1      Press Release issued September 18, 2006

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 China Health Holding, Inc.


Date: September 19, 2006                         /s/ Julianna Lu
                                                 -----------------
                                                 Julianna Lu
                                                 Chief Executive Officer